EXHIBIT 10(b)

PROGRESS ENERGY, INC.

Board of Directors Meeting – March 14, 2012

AMENDMENT OF THE

SUPPLEMENTAL SENIOR EXECUTIVE RETIREMENT PLAN

Mr. Johnson referred to the report of the Organization & Compensation Committee and its recommendation that the Company’s Supplemental Senior Executive Retirement Plan be amended:

WHEREAS, Progress Energy, Inc. (the “Company”) sponsors the Supplemental Senior Executive Retirement Plan of Progress Energy, Inc., as amended and restated effective January 1, 2009 (the “Plan”); and

WHEREAS, the Plan was amended effective as of January 1, 2009, to revise several definitions relating to the benefits provided to certain Plan participants (the “2009 Amendments”); and

WHEREAS, the 2009 Amendments, by their terms, did not apply to individuals who became Plan participants prior to January 1, 2009; and

WHEREAS, the 2009 Amendments were not intended to apply to individuals who were members of the Senior Management Committee on December 31, 2008, regardless of whether such individuals became Plan participants prior to January 1, 2009;

WHEREUPON, after discussion and upon motion duly made and seconded, it was unanimously:

RESOLVED, that the Plan is amended in the following respects, effective as of January 1, 2009:

FIRST:  The second sentence of the Plan’s definition of the term “Target Early Retirement Benefit” is amended to read as follows:

Notwithstanding the foregoing, with respect to a Participant who first entered the Plan as a Participant prior to January 1, 2009, or an individual who was a member of the Senior Management Committee on December 31, 2008, and who first enters the Plan as a Participant on or after January 1, 2009, the Target Early Retirement Benefit shall be determined by multiplying the Participant’s Final Average Salary by four percent (4%) for each projected year of Service at his Normal Retirement Date up to a maximum of sixty-two percent (62%).

SECOND:  The second sentence of the Plan’s definition of the term “Target Normal Retirement Benefit” is amended to read as follows:

Notwithstanding the foregoing, with respect to a Participant who first entered the Plan as a Participant prior to January 1, 2009, or an individual who was a member of the Senior Management Committee on December 31, 2008, and who first enters the Plan as a Participant on or after January 1, 2009, the Target Normal Retirement Benefit shall be determined by multiplying the Participant’s Final Average Salary by four percent (4%) for each projected year of Service at his Normal Retirement Date up to a maximum of sixty-two percent (62%).

THIRD:  The second sentence of the Plan’s definition of the term “Target Pre-Retirement Death Benefit” is amended to read as follows:

Notwithstanding the foregoing, with respect to a Participant who first entered the Plan as a Participant prior to January 1, 2009, or an individual who was a member of the Senior Management Committee on December 31, 2008, and who first enters the Plan as a Participant on or after January 1, 2009, the Target Pre-Retirement Death Benefit shall be determined by multiplying the Participant’s Final Average Salary by four percent (4%) for each year of Service at his death up to a maximum of sixty-two percent (62%).

FOURTH:  The second sentence of the Plan’s definition of the term “Target Severance Benefit” is amended to read as follows:

Notwithstanding the foregoing, with respect to a Participant who first entered the Plan as a Participant prior to January 1, 2009, or an individual who was a member of the Senior Management Committee on December 31, 2008, and who first enters the Plan as a Participant on or after January 1, 2009, the Target Severance Benefit shall be determined by multiplying the Participant’s Final Average Salary by four percent (4%) for each year of Service at his Separation from Service up to a maximum of sixty-two percent (62%).

RESOLVED, that the appropriate officers of the Company are hereby authorized and directed to take such actions and to execute such documents as may be necessary or desirable to implement the foregoing resolution, all without the necessity of further action by this Board.